Exhibit 10.1

November 10, 2020

Crackle Plus, LLC

132 E. Putnam Avenue, Floor 2

Cos Cob, Connecticut 06807

Attention: Mr. William J. Rouhana, Jr.

Email: wrouhana@chickensoupforthesoul.com

Re: Extension of Exercise Period

Dear Bill:

Reference is hereby made to (a) that certain Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) dated as of May 14, 2019 by and among Crackle Plus, LLC (the “Company”), Chicken Soup for the Soul Entertainment, Inc. (“CSSE”) and CPE Holdings, Inc., as successor in interest of Crackle, Inc. (“CPE”), and (b) that certain Contribution Agreement (the “Contribution Agreement”), dated as of March 27, 2019, by and among CSSE, CPE and the Company. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the LLC Agreement. The parties hereto acknowledge and agree as follows:

1.	Pursuant to Sections 9.03 and 9.04 of the LLC Agreement, during the six (6) month period commencing May 14, 2020 and ending November 14, 2020 (the “Exercise Period”), CPE currently has the right, in its sole discretion, to exercise either the Put Option or the Conversion Right (the “Equity Options”).

2.	CPE is currently considering the Equity Options diligently and in good faith, and has notified the other parties hereto that it would like to extend the Exercise Period by one (1) additional month to end December 14, 2020. The parties hereto hereby agree to extend the Exercise Period by one (1) additional month to end at 5PM NY time on December 14, 2020.

3.	The parties hereto further agree to extend the period during which CPE may request a refund of its reasonable, documented, third-party expenses in accordance with Section 9.5(a) of the Contribution Agreement to end at 5PM NY time on December 14, 2020.

4.	Except as expressly set forth in this Extension of Exercise Period Letter, the terms of the LLC Agreement and the Contribution Agreement shall remain in full force and effect.

[Signature Page Follows.]

Sincerely,

CPE Holdings, Inc.

By:	/s/ Eric Gaynor
Name: Eric Gaynor
Title: Assistant Secretary

Acknowledged and Agreed:

Crackle Plus, LLC

By:	/s/ William J. Rouhana, Jr.

Name: William J. Rouhana, Jr.

Title: CEO

Date: November 12, 2020

Chicken Soup for the Soul Entertainment, Inc.

By:	/s/ William J. Rouhana, Jr.

Name: William J. Rouhana, Jr.

Title: CEO

Date: November 12, 2020